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                           PROSPECTUS SUPPLEMENT TO
                        VAN ECK GLOBAL FUNDS PROSPECTUS
                             DATED APRIL 30, 1997

AMENDMENT TO THE PROSPECTUS--"INVESTMENT OBJECTIVES AND POLICIES"

The Board of Trustees of Van Eck Funds (the "Trust") has determined that it is in the best interests of shareholders to reorganize Van Eck Global Income Fund into Van Eck/Chubb Global Income Fund, a series of Van Eck/Chubb Funds, Inc. The administrator of Van Eck/Chubb Funds, Inc. is Van Eck Associates Corporation and its shares are distributed by Van Eck Securities Corporation. The investment adviser to Van Eck/Chubb Global Income Fund is Chubb Asset Managers, Inc. The Board concluded that the investment objectives of the two funds were sufficiently similar, and that the reorganization would reduce investor confusion between the two affiliated global income funds. The reorganization is expected to occur on or about April 24, 1998.

AMENDMENT TO THE PROSPECTUS--"MANAGEMENT--INVESTMENT ADVISER, MANAGER AND ADMINISTRATOR"

Gary Greenberg and David Semple now serve as Co-Portfolio Managers of Van Eck Asia Dynasty Fund (the "Fund"), replacing Timothy Chan. Messrs. Greenberg and Semple are jointly responsible for managing this Fund's portfolio of investments. Mr. Greenberg is Managing Director and Chief Investment Officer of Van Eck Global Asset Management (Asia) Limited, the Fund's investment adviser (the "Adviser"), Chief Investment Officer--International Equities of Van Eck Associates Corporation and also is the portfolio manager of Van Eck Emerging Markets Growth Fund and Van Eck Worldwide Emerging Markets Fund. Prior to joining Van Eck, Mr. Greenberg was Chief Investment Officer and Managing Director of Peregrine Asset Management (Hong Kong) Limited, a financial services firm (July 1994-February 1998) and principal and portfolio manager at Wanger Asset Management Company (June 1992-June 1994). Mr. Semple is an Investment Director of the Adviser. Prior to joining Van Eck, Mr. Semple was an investment manager with Peregrine Asset Management (Hong Kong) Limited (February 1997-February 1998), a Regional (Asia) Strategist at Peregrine Brokerage Limited (April 1995-February 1997), a member of the Group Sales area of Peregrine Brokerage Limited (October 1993-April 1995) and an investment manager at Murray Johnstone, a Glasgow-based investment management company (August 1990-October 1993).

                  PROSPECTUS SUPPLEMENT DATED MARCH 31, 1998

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